INNER CIRCLE DVLP/DIST FORM



                           ONLINE EDUCATIONAL SERVICES
                     DEVELOPMENT AND DISTRIBUTION AGREEMENT


                  This Agreement is made as of the    day of             ,     ,
                                                   --       -------------  ----
by and between University Online, Inc., a Delaware corporation with its principal place of business located at 105 W. Broad Street, Falls Church,
Virginia ("UOL") and                               , a
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corporation, with its principal place of business at
                                                    ----------------------------
("Provider").
                                    Recitals

A. UOL is in the business of developing, publishing and distributing multimedia educational software for distance learning and has entered into an agreement with _______________
 .  pursuant  to which UOL will
         develop a virtual campus and market that campus under the ________ name and logo (the "_________ Virtual Campus".

B. Provider has developed certain course materials, described in particular on Exhibit A hereto (collectively, the "Works"), which Provider desires to publish electronically and distribute online, particularly through the _________ Virtual Campus being developed by UOL.

C. UOL and Provider desire to enter into an agreement pursuant to which Provider will grant to UOL all rights necessary to vest in UOL the right to develop the Works into interactive computer-based courseware for distribution online through the _________ Virtual Campus (the "Online Products") and to grant to UOL non-exclusive worldwide rights to distribute the Online Products, all as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.       Provider Representations and Warranties

         1.1 Provider hereby represents and warrants that all rights to the Works are legally and equitably owned solely by Provider, or that Provider has the exclusive rights to the exploitation of the Works as contemplated hereby.

         1.2      Provider  hereby  represents and warrants that it is not


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                  bound by any other  agreement,  restriction or obligation that could in any way interfere or be inconsistent with the rights and obligations set forth herein.


         1.3 Provider hereby represents and warrants that the Works do not infringe any patent known to Provider, nor infringe or violate any copyright, trade secret or any other proprietary or other right of any third party.

2.       License

         2.1 Subject to the terms and conditions of this Agreement, Provider hereby grants to UOL the exclusive right and license to copy, modify, format and otherwise design and develop the Works for the creation of the Online Products.

         2.2 Provider further grants to UOL for the term of this Agreement a non-exclusive worldwide license to distribute the Online Products electronically in an online format through UOL's online distribution channels, it being specifically understood and agreed that Provider shall offer the Online Products through the _________ Virtual Campus pursuant to a separate agreement.

3.       The Online Products

         3.1 UOL shall use its best efforts to design, develop and otherwise create the Online Products at its sole cost and expense.

         3.2 As between UOL and Provider, all copyrights and other interests in the Works are exclusively owned by Owner; all copyrights and other interests in the Online Products shall be owned by Provider, it being expressly understood and agreed that UOL may offer the Online Products through its distribution channels other than the _________ Virtual Campus as herein provided.

4.       Marketing and Distribution

         4.1 For the term of this Agreement, UOL shall have a non-exclusive worldwide right to the sale, license and distribution of the Online Products, it being expressly understood and agreed that Provider will offer the Online Products through the _________ Virtual Campus.

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        4.2       Neither UOL nor Provider  shall permit users to  distribute or
                  redistribute   the  Online   Products  or  any  such   derived
                  materials, in whole or in part, in any form or medium.

        4.3 Provider shall sell, license and distribute the Online Products through the ________ Virtual Campus and to users of Provider's services, in their capacity as end users. Provider and UOL shall permit each user to store, manipulate, analyze, reformat, print and display material contained in the Online Products only on a single personal computer under such user's direct control. Provider and UOL shall prepare quarterly reports in the form attached hereto as Exhibit C detailing all sales of the Online Products during that quarter and providing to the other party all payments in respect of such sales to which that party is entitled under Section 5.2 below. Said quarterly reports and related payments shall be due within 30 days of the end of the quarter to which the report relates.

5.       Pricing and Royalties

         5.1      Provider  will   determine  the  prices  at  which  the Online
                  Products will be offered.

         5.2 Provider shall pay to UOL a royalty equal to __% of the gross revenues derived from sales of the Online Products through the _________ Virtual Campus and otherwise and __% of the gross revenues derived from sales of the Online Products through UOL's other distribution channels.

         5.3 Provider shall be solely responsible for payment of any and all royalties attributable to the Works (e.g., to content, accreditation and certification providers).

         5.4 Accounting of revenues attributable to the Online Products shall be as provided in Exhibit C hereto.

6.       Term and Termination

         6.1 This Agreement will be in effect from the date hereof for a period of one years, unless sooner terminated pursuant to
                  Section 6.2 below. At the expiration of the initial term, this Agreement shall be renewed automatically for one year terms unless a party hereto

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                  gives sixty (60) days notice of intent to terminate at the end of the then term.

         6.2 This Agreement may be terminated, upon written notice given by either party, upon the occurrence of any of the following events:

                  (a) The breach of a material provision of this Agreement by either party which is not cured within sixty (60) days of written notice of such breach given to the breaching party; or

                  (b) The mutual agreement of the parties hereto, expressed in a written document signed by both parties.

7.       Effect of Termination

         7.1 Upon the termination of this Agreement for any reason (at expiration of its term or pursuant to Section 6.2), (a) UOL shall be entitled to royalties from sales of the Online Products for the duration of the copyright term(s) applicable to the Online Product(s); and (b) Provider shall retain its ownership of the Works.

         7.2      The  termination of this Agreement  shall in no way effect the
                  continued   applicability  of  the  provisions  set  forth  in
                  Sections 7.1, 8.1 and 8.2.

8.       Other

         8.1 Indemnification. Each party shall defend, indemnify and hold harmless the other party and its officers, directors, owners and employees from and against any and all loss, liability, claims, damage, cost or expense (including attorneys' fees and costs) relating to breach of any warranties or representations by the indemnifying party herein, or any claims which, if true, would contradict any warranties or representations by the indemnifying party herein, provided that the indemnified party must give the indemnifying party prompt notice of any claims covered by this indemnity and the indemnifying party shall control defense and settlement of all third party claims hereunder.

         8.2 Warranty Disclaimer and Liability Limitation. EACH PARTY HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, IN REGARD TO ANY INFORMATION, PRODUCT OR


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                  SERVICE   FURNISHED  BY  IT   HEREUNDER,   INCLUDING   WITHOUT
                  LIMITATION ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY SHALL BE LIABLE UNDER ANY CIRCUMSTANCES FOR LOSS OF PROFITS OR ANY INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT FOR ANY EXPRESS INDEMNITY OBLIGATIONS HEREUNDER.

         8.3 Arbitration. Any claim, dispute or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof, shall be solely and finally settled by arbitration as herein provided. Except as they may be modified by the parties' mutual agreement, the commercial arbitration rules of the American Arbitration Association (the "Rules") shall govern any arbitration contemplated by this
                  Section 8.3. The arbitration shall be conducted where best suited for the resolution of the dispute in light of the convenience of the parties and their documents and witnesses. The arbitration shall be conducted by one arbitrator who shall be selected in accordance with the Rules. Nothing herein contained shall limit the right of either party to seek to obtain in any court of competent jurisdiction any interim relief or provisional remedy, including injunctive relief. Seeking or obtaining such interim relief or provisional remedy in a court shall not be deemed a waiver of this agreement to arbitrate. Any award rendered by the arbitrator shall be final and not subject to judicial review. Judgment on the award of the panel may be entered and the prevailing party may seek enforcement thereof in any court having jurisdiction over the parties or their assets.

         8.4 Assignability. This Agreement may not be assigned, sublicensed or transferred by either party without the prior written consent of the other party.

         8.5 Notices. All notices hereunder shall be given in writing at the addresses set forth above. The parties shall promptly notify each other in writing of any change in address. Notice given by express courier requiring signature upon delivery shall be deemed delivered on the day of receipt by the notified party or someone who purports to sign on behalf of the notified party.

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         8.6      Governing law. This Agreement shall be interpreted,  construed and enforced in accordance with the laws of the State of Virginia, without regard to the choice of law rules of that State.

         8.7 Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. It may be amended only with a writing signed by both parties.


University Online, Inc.                     Provider



By: ________________________                 By: ___________________________




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